Exhibit 99.1

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Release Date: October 25, 2007	Contact:	Peter J. Rogers, Jr. Senior Vice President, Investor Relations 443-285-8059 progers@micros.com

MICROS REPORTS FISCAL 2008 FIRST QUARTER RESULTS
RECORD FIRST QUARTER REVENUE, NET INCOME AND EPS;
REVENUE, NET INCOME AND EPS EXCEED EXPECTATIONS

Columbia, Maryland... MICROS Systems, Inc. (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2008 first quarter ended September 30, 2007.

  FINANCIAL HIGHLIGHTS

•
Revenue for the quarter was $216.5 million, an increase of $42.8 million, or 24.6%, over the same period last year. Revenue exceeded consensus expectations and was above MICROS’s first quarter guidance.

•	GAAP net income for the quarter was $21.3 million, an increase of $6.2 million, or 41.0%, over the same period last year.

•	GAAP diluted earnings per share (EPS), was $0.51 per share, an increase of $0.14, or 37.8%, over the same period last year.

•	Non-GAAP financial results, excluding the effect of Financial Accounting Standard (FAS) No. 123 (R), which requires us to record the share-based payment charge, are as follows:

-	Non-GAAP net income was $24.3 million, an increase of $7.0 million, or 40.1%, over the year ago period.

-	Non-GAAP diluted EPS, was $0.58, an increase of $0.15, or 34.9%, over the year ago period.

•	MICROS’s financial results were Company records for the first fiscal quarter.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated: “We are pleased with the results for our first quarter and the excellent start of our fiscal year.”

Guidance for the fiscal 2008 year ending June 30, 2008 remains the same at revenue between $910.0 million and $915.0 million; non-GAAP net income, excluding the currently projected share-based payment charge for the fiscal year, between $109.0 million and $111.0 million, or non-GAAP earnings per diluted share between $2.59 and $2.62. Guidance for GAAP net income is between $97.0 million and $99.0 million, or earnings per diluted share of $2.29 to $2.34.

MICROS’s stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties. An example of a forward looking statement includes the statements in the paragraphs above where MICROS provides guidance for its fiscal 2008 year ending June 30, 2008. MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters, such as hurricanes and tsunamis; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of October 25, 2007. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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Release Date: October 25, 2007	Contact:	Peter J. Rogers, Jr. SVP, Investor Relations 443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	First quarter ended Sept. 30,
	2007	2006
Revenue:
Hardware	$64,901	$54,142
Software	30,851	27,757
Service	120,730	91,802
Total revenue	216,482	173,701

Cost of sales:
Hardware	39,938	33,966
Software	8,509	7,360
Service	54,793	43,706
Total cost of sales	103,240	85,032

Gross margin	113,242	88,669

Selling, general and administrative expenses	67,353	55,589
Research and development expenses	9,114	6,793
Depreciation and amortization	3,846	2,823
Stock option expense (*)	3,844	2,815
Total operating expenses	84,157	68,020

Income from operations	29,085	20,649
Non-operating income, net	3,322	2,231

Income before taxes, minority interests, and equity in net earnings of affiliates	32,407	22,880
Income tax provision	10,856	7,665

Income before minority interests and equity in net earnings of affiliates	21,551	15,215
Minority interests and equity in net earnings of affiliates	(247)	(104)

Net income (GAAP)	$21,304	$15,111
Net income per diluted common share (GAAP)	$0.51	$0.37
Weighted-average number of shares outstanding - diluted	41,756	40,651

Reconciliation of GAAP Net Income and EPS, and Non-GAAP Net Income and EPS before share-based payment charge, i.e. stock option expense

Net income (GAAP)	$21,304	$15,111
Add back:
(*) Stock option expense
Selling, general and administrative expenses	3,542	2,692
Research and development expenses	302	123
Total stock option expense	3,844	2,815
Subtract:
Total tax effect on stock option expense	841	571
Net income, before share-based payment charge (Non-GAAP)	$24,307	$17,355
Net income per diluted common share,
before share-based payment charge (Non-GAAP)	$0.58	$0.43

We believe the inclusion of the above non-GAAP measure, excluding the effect of share-based payment charge, will be useful to investors because it will enhance the comparability of our results in recent periods to results in periods prior to our adoption of FAS 123(R). We also believe inclusion of this measure will enhance comparability of our results to results of our competitors, particularly those who did not adopt FAS 123(R) during one or more periods included in their public filings, and to the analysts’ forecasts because the analysts continue to forecast excluding the effect of share-based payment charge, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:

°	The exclusion of non-cash share-based payment charges can have a significant impact on reported GAAP net income and diluted net income per share.

°	Other companies may utilize non-cash share-based payments to a significantly greater or lesser degree in relation to overall compensation than MICROS.

°	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

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Release Date: October 25, 2007	Contact:	Peter J. Rogers, Jr. SVP, Investor Relations 443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	September 30,	June 30,
	2007	2007
ASSETS
Current assets:
Cash and cash equivalents	$240,528	$242,702
Short-term investments	124,925	86,950
Accounts receivable, net	190,620	180,203
Inventory, net	51,948	47,790
Deferred income taxes	17,119	16,683
Prepaid expenses and other current assets	32,402	27,650
Total current assets	657,542	601,978

Property, plant and equipment, net	29,841	27,955
Deferred income taxes, non-current	21,975	23,145
Goodwill	151,915	138,332
Intangible assets, net	17,090	14,509
Purchased and internally developed software costs, net	35,725	36,296
Other assets	6,487	4,541

Total assets	$920,575	$846,756

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Bank lines of credit	$2,434	$2,308
Accounts payable	40,499	43,126
Accrued expenses and other current liabilities	116,667	117,142
Income taxes payable	263	8,094
Deferred service revenue	104,799	86,742
Total current liabilities	264,662	257,412

Income taxes payable, non-current	11,915	0
Deferred income taxes, non-current	15,912	15,934
Other non-current liabilities	18,681	17,554
Total liabilities	311,170	290,900
Minority interests and minority ownership put arrangement	5,260	4,723
Commitments and contingencies

Shareholders’ equity:
Common stock	514	507
Capital in excess of par	172,102	149,089
Retained earnings	401,284	382,785
Accumulated other comprehensive income	30,245	18,752
Total shareholders’ equity	604,145	551,133

Total liabilities and shareholders’ equity	$920,575	$846,756